Exhibit 99.1

NEWS RELEASE	Littelfuse Inc. 8755 West Higgins Road, Suite 500 Chicago, Illinois 60631 p: (773) 628-1000 f: (773) 628-0802 www.littelfuse.com
LITTELFUSE REPORTS THIRD QUARTER RESULTS FOR 2021
Record sales and earnings driven by strong business fundamentals
CHICAGO, October 26, 2021 - Littelfuse, Inc. (NASDAQ: LFUS), an industrial technology manufacturing company empowering a sustainable, connected, and safer world, today reported financial results for the third quarter ended September 25, 2021:

•Net sales of $539.6 million primarily driven by stronger than expected demand across the electronics segment
•GAAP operating margin was 22.3%; adjusted operating margin was 22.8%
•GAAP diluted EPS of $3.69 and adjusted diluted EPS of $3.95
•Cash flow from operations was $114.3 million and free cash flow was $89.4 million
•On October 20, the company announced it has entered into a definitive agreement to acquire Carling Technologies, Inc., a global leader in switching, circuit protection, and power distribution technologies with a strong presence in commercial vehicle and telecom infrastructure markets; the company has annualized sales of approximately $170 million

“Our ability to effectively execute within this challenging environment enabled us to deliver a quarter of outstanding performance,” said Dave Heinzmann, Littelfuse President and Chief Executive Officer. “Across our global footprint, our highly skilled teams are continuously improving our operations to meet customer demand, and our results reflect their commitment and hard work. We also made further progress on our growth strategy and are excited to welcome Carling Technologies employees to the Littelfuse team. As we near the end of a challenging 2021, we are poised to achieve significant sales and earnings growth this year, and remain well-positioned to deliver ongoing superior value for our stakeholders.”

Fourth Quarter of 2021*
For the fourth quarter, the company expects net sales in the range of $503 to $517 million and adjusted diluted EPS in the range of $2.80 to $2.96.

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*Littelfuse provides guidance on a non-GAAP (adjusted) basis. GAAP items excluded from guidance may include the after-tax impact of items including acquisition and integration costs, restructuring, impairment and other charges, certain purchase accounting adjustments, non-operating foreign exchange adjustments and significant and unusual items. These items are uncertain, depend on various factors, and could be material to results computed in accordance with GAAP. Littelfuse is not able to forecast the excluded items in order to provide the most directly comparable GAAP financial measure without unreasonable efforts.

Dividend
•The company will pay a cash dividend on its common stock of $0.53 per share on December 2, 2021 to shareholders of record as of November 18, 2021

Conference Call and Webcast Information
Littelfuse will host a conference call on Wednesday, October 27, 2021, at 9:00 a.m. Central Time to discuss the results. The call will be broadcast and available for replay at Littelfuse.com. A slide presentation is available in the Investor Relations section of the company’s website at Littelfuse.com.

About Littelfuse
Littelfuse (NASDAQ: LFUS) is an industrial technology manufacturing company empowering a sustainable, connected, and safer world. Across more than 15 countries, and with 12,000 global associates, we partner with customers to design and deliver innovative, reliable solutions. Serving over 100,000 end customers, our products are found in a variety of industrial, transportation and electronics end markets – everywhere, every day. Learn more at Littelfuse.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
The statements in this press release that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. These statements may involve risks and uncertainties, including, but not limited to, risks and uncertainties relating to general economic conditions; the severity and duration of the COVID-19 pandemic and the measures taken in response thereto and the effects of those items on the company’s business; product demand and market acceptance; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity and other raw material price fluctuations; the effect of Littelfuse, Inc.'s ("Littelfuse" or the "Company") accounting policies; labor disputes; restructuring costs in excess of expectations; pension plan asset returns less than assumed; integration of acquisitions; uncertainties related to political or regulatory changes; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This release should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended December 26, 2020.

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Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 26, 2020, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information.

Non-GAAP Financial Measures
The information included in this press release includes the non-GAAP financial measures of organic net sales growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted income taxes, adjusted effective tax rate, free cash flow, consolidated total gross debt, consolidated EBITDA (as defined in the private placement senior notes), and ratio of consolidated total gross debt to consolidated EBITDA. Many of these non-GAAP financial measures exclude the effect of certain expenses and income not related directly to the underlying performance of our fundamental business operations.

A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is set forth in the attached schedules.

The company believes that organic net sales growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted income taxes, and adjusted effective tax rate provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of our core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of our fundamental business operations or were not part of our business operations during a comparable period. The company believes that free cash flow is a useful measure of its ability to generate cash. The company believes that consolidated total gross debt, consolidated EBITDA, and ratio of consolidated total gross debt to consolidated EBITDA are useful measures of its credit position. The company believes that all of these non-GAAP financial measures are commonly used by financial analysts and others in the industries in which we operate, and thus further provide useful information to investors. Management additionally uses these measures when assessing the performance of the business and for business planning purposes. Note that our definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies.

CONTACT: Trisha Tuntland
Head of Investor Relations
(773) 628-2163

LFUS-F

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LITTELFUSE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
(in thousands)	September 25, 2021	December 26, 2020
ASSETS
Current assets:
Cash and cash equivalents	$690,682	$687,525
Short-term investments	28	54
Trade receivables, less allowances of $53,006 and $45,237 at September 25, 2021 and December 26, 2020, respectively	325,739	232,760
Inventories	357,024	258,002
Prepaid income taxes and income taxes receivable	2,695	3,029
Prepaid expenses and other current assets	59,768	35,939
Total current assets	1,435,936	1,217,309
Net property, plant, and equipment	364,329	344,178
Intangible assets, net of amortization	295,766	291,887
Goodwill	847,205	816,812
Investments	39,885	30,547
Deferred income taxes	9,575	11,224
Right of use lease assets, net	24,375	17,615
Other assets	21,447	18,021
Total assets	$3,038,518	$2,747,593
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$221,889	$145,984
Accrued liabilities	139,670	110,478
Accrued income taxes	32,462	19,186
Current portion of long-term debt	27,619	—
Total current liabilities	421,640	275,648
Long-term debt, less current portion	620,112	687,034
Deferred income taxes	50,365	50,134
Accrued post-retirement benefits	42,026	45,802
Non-current operating lease liabilities	17,440	12,950
Other long-term liabilities	65,537	67,252
Total equity	1,821,398	1,608,773
Total liabilities and equity	$3,038,518	$2,747,593

LITTELFUSE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF NET INCOME
(Unaudited)

	Three Months Ended		Nine Months Ended
(in thousands, except per share data)	September 25, 2021	September 26, 2020	September 25, 2021	September 26, 2020
Net sales	$539,581	$391,566	$1,526,863	$1,044,999
Cost of sales	325,009	252,735	954,429	681,910
Gross profit	214,572	138,831	572,434	363,089

Selling, general, and administrative expenses	67,468	49,929	199,071	154,328
Research and development expenses	15,779	12,963	46,912	40,587
Amortization of intangibles	10,446	10,104	31,608	29,912
Restructuring, impairment, and other charges	772	1,277	1,998	40,904
Total operating expenses	94,465	74,273	279,589	265,731
Operating income	120,107	64,558	292,845	97,358

Interest expense	4,602	4,988	13,901	16,261
Foreign exchange loss (gain)	3,154	(6,174)	8,315	(9,600)
Other income, net	(1,240)	(1,682)	(10,867)	(1,643)
Income before income taxes	113,591	67,426	281,496	92,340
Income taxes	21,537	12,070	49,634	21,331
Net income	$92,054	$55,356	$231,862	$71,009

Earnings per share:
Basic	$3.74	$2.27	$9.43	$2.92
Diluted	$3.69	$2.25	$9.31	$2.89

Weighted-average shares and equivalent shares outstanding:
Basic	24,622	24,357	24,582	24,354
Diluted	24,926	24,573	24,904	24,535

Comprehensive income	$87,100	$72,337	$227,491	$70,594

LITTELFUSE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended
(in thousands)	September 25, 2021	September 26, 2020
OPERATING ACTIVITIES
Net income	$231,862	$71,009
Adjustments to reconcile net income to net cash provided by operating activities:	96,824	113,867
Changes in operating assets and liabilities:
Trade receivables	(83,793)	(29,362)
Inventories	(71,232)	(1,611)
Accounts payable	53,945	6,661
Accrued liabilities and income taxes	23,294	(2,095)
Prepaid expenses and other assets	(10,236)	5,787
Net cash provided by operating activities	240,664	164,256

INVESTING ACTIVITIES
Acquisitions of businesses, net of cash acquired	(110,646)	—
Purchases of property, plant, and equipment	(57,526)	(41,536)
Net proceeds from sale of property, plant, and equipment, and other	2,561	148
Net cash used in investing activities	(165,611)	(41,388)

FINANCING ACTIVITIES
Net (payments) proceeds from credit facility	(30,000)	35,000
Purchases of common stock	—	(22,927)
Cash dividends paid	(36,648)	(35,100)
All other cash provided by financing activities	5,771	4,651
Net cash used in financing activities	(60,877)	(18,376)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(5,832)	6,259
Increase in cash, cash equivalents, and restricted cash	8,344	110,751
Cash, cash equivalents, and restricted cash at beginning of period	687,525	531,139
Cash, cash equivalents, and restricted cash at end of period	$695,869	$641,890

LITTELFUSE, INC.
NET SALES AND OPERATING INCOME BY SEGMENT
(Unaudited)

	Third Quarter			Year-to-Date
(in thousands)	2021	2020	% Growth /(Decline)	2021	2020	% Growth /(Decline)
Net sales
Electronics	$347,240	$255,349	36.0%	$959,122	$692,809	38.4%
Automotive	124,415	104,724	18.8%	386,262	271,493	42.3%
Industrial	67,926	31,493	115.7%	181,479	80,697	124.9%
Total net sales	$539,581	$391,566	37.8%	$1,526,863	$1,044,999	46.1%

Operating income
Electronics	$100,524	$45,860	119.2%	$230,283	$110,783	107.9%
Automotive	15,806	15,383	2.7%	55,380	20,642	168.3%
Industrial	6,571	4,898	34.2%	18,452	8,409	119.4%
Other(a)	(2,794)	(1,583)	N.M.	(11,270)	(42,476)	N.M.
Total operating income	$120,107	$64,558	86.0%	$292,845	$97,358	200.8%
Operating Margin	22.3%	16.5%		19.2%	9.3%

Interest expense	4,602	4,988		13,901	16,261
Foreign exchange loss (gain)	3,154	(6,174)		8,315	(9,600)
Other income, net	(1,240)	(1,682)		(10,867)	(1,643)
Income before income taxes	$113,591	$67,426	68.5%	$281,496	$92,340	204.8%

(a) "other" typically includes non-GAAP adjustments such as acquisition-related and integration costs, purchase accounting inventory adjustments and restructuring and impairment charges. (See Supplemental Financial Information for details.)

N.M. - Not meaningful

	Third Quarter			Year-to-Date
(in thousands)	2021	2020	% Growth /(Decline)	2021	2020	% Growth /(Decline)
Operating Margin
Electronics	28.9%	18.0%	10.9%	24.0%	16.0%	8.0%
Automotive	12.7%	14.7%	(2.0)%	14.3%	7.6%	6.7%
Industrial	9.7%	15.6%	(5.9)%	10.2%	10.4%	(0.2)%

LITTELFUSE, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(In millions of USD except per share amounts - unaudited)

Non-GAAP EPS reconciliation
	Q3-21	Q3-20	YTD-21	YTD-20
GAAP diluted EPS	$3.69	$2.25	$9.31	$2.89
EPS impact of Non-GAAP adjustments (below)	0.26	(0.09)	0.73	1.27
Adjusted diluted EPS	$3.95	$2.16	$10.04	$4.16

Non-GAAP adjustments - (income) / expense
	Q3-21	Q3-20	YTD-21	YTD-20
Acquisition-related and integration costs (a)	$2.0	$0.3	$3.4	$1.6
Purchase accounting inventory adjustments (b)	—	—	6.8
Restructuring, impairment and other charges (c)	0.8	1.3	2.0	40.9
Gain on sale of fixed assets (d)	—	—	(0.9)	—
Non-GAAP adjustments to operating income	2.8	1.6	11.3	42.5
Other expense, net (e)	0.1	0.1	0.6	2.1
Non-operating foreign exchange loss (gain)	3.2	(6.2)	8.3	(9.6)
Non-GAAP adjustments to income before income taxes	6.1	(4.5)	20.2	35.0
Income taxes (f)	(0.4)	(2.2)	2.1	3.9
Non-GAAP adjustments to net income	$6.5	$(2.3)	$18.1	$31.1

Total EPS impact	$0.26	$(0.09)	$0.73	$1.27

Adjusted operating margin / Adjusted EBITDA reconciliation
	Q3-21	Q3-20	YTD-21	YTD-20
Net sales	$539.6	$391.6	$1,526.9	$1,045.0
GAAP operating income	120.1	$64.6	292.8	$97.4
Add back non-GAAP adjustments	2.8	1.6	11.3	42.5
Adjusted operating income	$122.9	$66.2	$304.1	$139.9
Adjusted operating margin	22.8%	16.9%	19.9%	13.4%
Add back amortization	10.4	10.1	31.6	29.9
Add back depreciation	14.2	14.2	41.4	42.0
Adjusted EBITDA	$147.5	$90.5	$377.1	$211.8
Adjusted EBITDA margin	27.3%	23.1%	24.7%	20.3%

Net sales reconciliation	Q3-21 vs. Q3-20
	Electronics	Automotive	Industrial	Total
Net sales growth	36%	19%	116%	38%
Less:
Acquisitions	—	—	93%	8%
Transfer a product line between segments	—%	—%	—%	—%
FX impact	1%	2%	1%	1%
Organic net sales growth	35%	17%	22%	29%

Net sales reconciliation	YTD-21 vs. YTD-20
	Electronics	Automotive	Industrial	Total
Net sales growth	38%	42%	125%	46%
Less:
Acquisitions	—	—	90%	7%
Transfer a product line between segments	(1)%	—%	6%	—%
FX impact	2%	5%	1%	3%
Organic net sales growth	37%	37%	28%	36%

Income tax reconciliation
	Q3-21	Q3-20	YTD-21	YTD-20
Income taxes	$21.5	$12.1	$49.6	$21.3
Effective rate	19.0%	17.9%	17.6%	23.1%
Non-GAAP adjustments - income taxes	(0.4)	(2.2)	2.1	3.9
Adjusted income taxes	$21.1	$9.9	$51.7	$25.2
Adjusted effective rate	17.6%	15.7%	17.1%	19.8%
Free cash flow reconciliation
	Q3-21	Q3-20	YTD-21	YTD-20
Net cash provided by operating activities	$114.3	$63.0	$240.7	$164.3
Less: Purchases of property, plant and equipment	(24.9)	(12.1)	(57.5)	(41.6)
Free cash flow	$89.4	$50.9	$183.2	$122.7

Consolidated Total Debt	As of September 25, 2021
Consolidated total gross debt	$651.1
Unamortized debt issuance costs	(3.4)
Consolidated Total Debt	$647.7

Consolidated EBITDA (as defined in the Private Placement Senior Notes) (1)	Twelve Months Ended September 25, 2021
Net Income	$290.9
Interest expense	18.7
Income taxes	59.6
Depreciation	55.6
Amortization	41.7
Non-cash additions (reductions):
Stock-based compensation expense	19.6
Purchase accounting inventory step-up charge	6.8
Unrealized gain on investments	(13.2)
Impairment charges	—
Other	3.4
Consolidated EBITDA (as defined in the Private Placement Senior Notes) (1)	$483.1

Ratio of Consolidated total gross debt to Consolidated EBITDA (as defined in Private Placement Senior Notes)*	1.3x
* Our Private Placement Senior Notes, with maturities ranging from 2022 to 2030, contain a financial ratio covenant providing that if, as of the last day of each fiscal quarter, the ratio of Consolidated total gross debt at such time to Consolidated EBITDA for the then most recently concluded period of four consecutive fiscal quarters of the Company exceeds 3.50:1.00, an Event of Default (as defined in the Private Placement Senior Notes) is triggered.

(1) Represents Consolidated EBITDA as defined in our Private Placement Senior Notes and is calculated using the most recently concluded period of four consecutive quarters.

Note: Total will not always foot due to rounding.

(a) reflected in selling, general and administrative expenses ("SG&A").
(b) reflected in cost of sales.
(c) For the fiscal year ended December 26, 2020, the Company presented restructuring, impairment and other charges as a separate caption in the Consolidated Statements of Net Income. Certain amounts in the prior period financial statements have been reclassified to conform to the presentation of the current period financial statements.
(d) reflected in SG&A, a year-to-date gain of $0.9 million from the sale of a building within the Electronics segment during 2021.
(e) Q3 2021 included a $0.1 million charge for an asset retirement obligation related to the disposal of a business in 2019. 2021 year-to-date amount included $0.5 million of impairment charges on certain other investments. Q3 2020 amount included $0.1 million of impairment charges on certain other investments. 2020 year-to date amount included $1.8 million increase in coal mining reserves and $0.2 million charge for an asset retirement obligation related to the disposal of a business in 2019.
(f) reflected the tax impact associated with the non-GAAP adjustments.

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